SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----

                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported) September 29, 1998

            The Originators listed below under a Sale and Servicing Agreement, dated as of August 31, 1998, providing for the issuance of The Money Store Asset Backed Notes, Series 1998-C.


                                TMS Mortgage Inc.
                            The Money Store/D.C. Inc.
                         The Money Store/Minnesota Inc.
                        The Money Store Home Equity Corp.
                          The Money Store/Kentucky Inc.
              Exact name of registrant as specified in its charter)

     *                                 333-60771                     *
(State or other                     (Commission File          (IRS Employer ID
jurisdiction of                        Number)                Number)
incorporation)
                                *--See Schedule A


707 Third Street, West Sacramento, California             95605
(Address of principal executive offices)                (Zip Code)


Registrants' Telephone Number,
 including area code:                                  (916) 617-1000


                                       N/A
          (Former name or former address, if changed since last report)

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                                    SCHEDULE


                                                                        IRS
                                       State                          Employer
                                        of                        Identification
 Registrant                          Incorporation                    Number

TMS Mortgage Inc.                    New Jersey                      22-3217781
The Money Store/D.C. Inc.               D.C.                         22-2133027
The Money Store/Minnesota Inc.       Minnesota                       22-3003495
The Money Store Home Equity Corp.     Kentucky                       22-2522232
The Money Store/Kentucky Inc.         Kentucky                       22-2459832

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  Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits

Exhibit No.

23.1       Consent of PricewaterhouseCoopers LLP

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TMS MORTGAGE INC.
                                   THE MONEY STORE/D.C. INC.
                                   THE MONEY STORE/MINNESOTA INC.
                                   THE MONEY STORE HOME EQUITY CORP.
                                   THE MONEY STORE/KENTUCKY INC.


                                   By: /s/ William S. Templeton
                                       -------------------------
                                       Name:  William S. Templeton
                                       Title: President


Dated: September 29, 1998

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                                  EXHIBIT INDEX

EXHIBIT

23.1          Consent of PricewaterhouseCoopers LLP